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                                                               Exhibit Number 21

                            THE SEAGRAM COMPANY LTD.
                           ANNUAL REPORT ON FORM 10-K

                     SUBSIDIARIES LIST AS OF AUGUST 31, 1998


           The following is a list of subsidiaries of the Corporation and certain other entities in which the Corporation
                     has an interest as of August 31, 1998.


                                                                                                        Approximate
                                                                                                        Percentage
                                                                                  Organized             Directly or
                                                                                    Under                Indirectly
                                                                                   Laws of                 Owned
                                                                                   -------                 -----
THE SEAGRAM COMPANY LTD.                                                       Canada                      --

   J.E. Seagram Corp.                                                          Delaware                   100%
      Seagram Enterprises, Inc.                                                Delaware                   100%
         Seagram Inc.                                                          Delaware                   100%
         Joseph E. Seagram & Sons, Inc.                                        Indiana                    100%
              Distillers Products Sales Corporation                            Massachusetts              100%
              Seagold Leasing Inc.                                             Delaware                   100%
              Seagram Capital Investments, Inc.                                Delaware                   100%
                  JES Developments, Inc.                                       Delaware                   100%
                     JES Developments Finance, Inc.                            Delaware                   100%
              Barton & Guestier S.A.                                           France                     100%
              Seagram do Brasil Industria e Comercio Ltda.                     Brazil                     100%
         Seagram Developments, Inc.                                            Delaware                   100%
              Universal Studios Holding I Corp.                                Delaware                    84%
                  Universal Studios Holding II Corp.                           Delaware                   100%
                     Universal Studios Holding III Corp.                       Delaware                   100%
                         Universal Studios, Inc.                               Delaware                   100%
                            MCA - Champion Music Corporation                   New York                   100%
                            Cinema International Corporation N.V.              Netherlands                 49%
                            MCA - Duchess Music Corporation                    California                 100%
                            Geffen Records, Inc.                               California                 100%
                               Geffen/Outpost Record Ventures, Inc.            California                 100%
                            GRP Records, Inc.                                  New York                   100%
                            Universal Studios Holdings (UK) Limited            United Kingdom             100%



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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                                                Approximate
                                                                                                Percentage
                                                                          Organized             Directly or
                                                                            Under                Indirectly
                                                                           Laws of                 Owned
                                                                           -------                 -----
                     Universal Music International Limited              United Kingdom             100%
                     MCA Music Limited                                  United Kingdom             100%
                  Universal Studios Canada Ltd.                         Canada                     100%
                  MCA Music France SARL                                 France                     100%
                  Universal Concerts, Inc.                              California                 100%
                     Universal Concerts II, Inc.                        California                 100%
                         Universal/PACE Amphitheatres
                           Group, L.P. (partnership)                    Delaware                  67.5%
                  Universal Studios Development Venture One             California                 100%
                  Universal Studios Filmed Entertainment
                    Canada Inc.                                         Canada                     100%
                  Universal Studios Foreign Sales
                    Corporation B.V.                                    Netherlands                100%
                  Universal Home Video, Inc.                            California                 100%
                     Universal Studios Home Video, Inc.                 California                 100%
                  Universal Studios International B.V.                  Netherlands                100%
                     Cinema International B.V. (partnership)            Netherlands                 49%
                     Universal Studios Finance B.V.                     Netherlands                100%
                     Universal Studios Pay Television
                       B.V.                                             Netherlands                 10%
                     Universal Studios TV                               Netherlands                100%
                     Channel Poland B.V.
                     United Cinemas International
                       Multiplex B.V. (partnership)                     Netherlands                 49%
                     United International Pictures B.V.
                       (partnership)                                    Netherlands               33.3%
                     Universal Studios Enterprises
                       Japan, Ltd.                                      Japan                      100%
                  MCA Music Australia Pty. Limited                      Australia                  100%
                  MCA Music G.m.b.H.                                    Germany                    100%
                     Universal Music G.m.b.H.                           Germany                    100%
                  MCA Music Italy S.r.l.                                Italy                      100%
                  MCA Music KK                                          Japan                      100%
                  MCA Records, Inc.                                     California                 100%
                     Universal Music Asia Pacific Limited               Hong Kong                  100%
                         Universal Music Limited                        Hong Kong                  100%
                     Universal Music Australia Limited                  Australia                  100%
                     Universal Music S.A.                               Argentina                  100%
                     Universal Music, S.A. de C.V.                      Mexico                     100%
                     MCA Record Ventures, Inc.                          Delaware                   100%
                         510 Records (joint venture)                    California                  50%


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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                                               Approximate
                                                                                               Percentage
                                                                       Organized               Directly or
                                                                         Under                 Indirectly
                                                                        Laws of                   Owned
                                                                        -------                   -----
                    MCA/Interscope Partner, Inc.                       California                 100%
                        Interscope Records (partnership)               California                  50%
                 Universal Television Entertainment, Inc.              California                 100%
                 Universal Television Enterprises, Inc.                Delaware                   100%
                    USANI Holding I, Inc.                              Delaware                   100%
                 MCA/G-A Record Ventures, Inc.                         California                 100%
                    Gasoline Alley (joint venture)                     California                  55%
                 MCA/R Record Ventures, Inc.                           California                 100%
                    Radioactive Records (joint venture)                California                  60%
                 Universal Studios Hotel, Inc.                         Delaware                   100%
                    Universal Rank Hotel Partners                      Florida                     50%
                    (partnership)
                 Universal Studios Consumer Products, Inc.             California                 100%
                    Universal Studios Licensing, Inc.                  California                 100%
                 Music Corporation of America, Inc.                    California                 100%
                 Sci-Fi Channel Europe, L.L.C.                         Delaware                    50%
                 Spencer Gifts, Inc.                                   Delaware                   100%
                 Terra Properties, Inc.                                California                 100%
                 U-Talk Enterprises, Inc.                              Delaware                   100%
                 Universal Music & Video Distribution, Inc.            New York                   100%
                 Universal Cartoon Studios, Inc.                       California                 100%
                 Universal City Property Management
                   Company                                             Delaware                   100%
                        Universal City Florida Partners
                          (general partnership)                        Florida                     50%
                 Universal City Property Management
                   Company II                                          Delaware                   100%
                        Universal City Development Partners
                          (general partnership)                        Florida                     50%
                 Universal City Studios Productions, Inc.              Delaware                   100%
                 Universal City Studios, Inc.                          Delaware                   100%
                    Forbrooke Enterprises, Inc.                        California                 100%
                    Imagine Films Entertainment, Inc.                  Delaware                   100%
                    OFI Holdings, Inc.                                 Delaware                    51%
                         October Films, Inc.                           New York                   100%
                    Universal Film Distribution, Inc.                  California                 100%
                    Universal Film Exchanges, Inc.                     Delaware                   100%
                    Universal Studios Pay Television, Inc.             California                 100%

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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)


                                                                                                     Approximate
                                                                                                      Percentage
                                                                               Organized             Directly or
                                                                                 Under               Indirectly
                                                                                Laws of                 Owned
                                                                                -------                 -----
                           Universal Studios Pay Television
                             Australia, Inc.                                  California                 100%
                           Universal Studios TV1 Australia, Inc.              California                 100%
                        Universal Television, Incorporated                    California                 100%
                        USANI Holding II, Inc.                                Delaware                   100%
                        USANI Holding III, Inc.                               Delaware                   100%
                        USANI Holding IV, Inc.                                Delaware                   100%
                        USANI Holding V, Inc.                                 Delaware                   100%
                        USANI Holding VI, Inc.                                Delaware                   100%
                        USANI Holding VII, Inc.                               Delaware                   100%
                        USANI Holding VIII, Inc.                              Delaware                   100%
                        USANI Holding IX, Inc.                                Delaware                   100%
                        USANI Holding X, Inc.                                 Delaware                   100%
                        USANI Holding XII, Inc.                               Delaware                   100%
                        USANI Holding XIII, Inc.                              Delaware                   100%
                        USANI Holding XIV, Inc.                               Delaware                   100%
                        USANI Holding XV, Inc.                                Delaware                   100%
                        USANI Holding XVI, Inc.                               Delaware                   100%
                        USANI Holding XVII, Inc.                              Delaware                   100%
                        USANI Holding XVIII, Inc.                             Delaware                   100%
                        USANI Holding XIX, Inc.                               Delaware                   100%
                        USANI Holding XX, Inc.                                Delaware                   100%
                     USANI Holding XI, Inc.                                   Delaware                   100%
                     Universal Studios Entertainment Japan
                       Investment Company                                     California                 100%
                        USJ Co., Ltd.                                         Japan                       24%
                     Universal Family Entertainment, Inc.                     California                 100%
                     Universal Studios New Media, Inc.                        California                 100%
                        Universal Interactive Studios, Inc.                   California                 100%
                     Universal Studios Pay-Per-View, Inc.                     California                 100%
                     Universal Records, Inc.                                  California                 100%
                     3BG Holdings L.L.C.                                      Delaware                    50%
                        Brillstein-Grey Entertainment
                          (partnership)                                       California                  99%
                            Brillstein-Grey Communications
                              (partnership)                                   California                  50%
Seagram Holdings Limited                                                      United Kingdom             100%
  Seagram Distillers PLC                                                      United Kingdom             100%
        Chivas Brothers Limited                                               United Kingdom             100%
        The Glenlivet Distillers Limited                                      United Kingdom             100%
        Seagram United Kingdom Limited                                        United Kingdom             100%
        The House of Seagram Ltd.                                             United KingdoM             100%
           Sandeman & Ca. S.A.                                                Portugal                   100%
           Sandeman - Coprimar S.A.                                           Spain                      100%
           Seagram de Mexico S.A. de C.V.                                     Mexico                     100%

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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                                                   Approximate
                                                                                                   Percentage
                                                                           Organized               Directly or
                                                                             Under                  Indirectly
                                                                            Laws of                   Owned
                                                                            -------                   -----
      Gulfstream Insurance (Ireland) Limited                                Ireland                    100%
      Gulfstream Reinsurance (Ireland) Limited                              Ireland                    100%
      Gulfstream Insurance (Barbados) Limited                               Barbados                   100%
      Seagram Finance B.V.                                                  Netherlands                100%
      Centenary Investments Inc.                                            Canada                     100%
         Centenary Holdings Ltd.                                            Bermuda                    100%
           Seagram C.I. (Taiwan) Co., Ltd.                                  Hong Kong                   90%
         Centenary S.a.r.L.                                                 Luxembourg                 100%
           Seagram International B.V.                                       Netherlands                100%
                    Seagram Netherlands B.V.                                Netherlands                100%
                    Seagram Europa B.V.                                     Netherlands                100%
                    Bodegas y Vinedos Crillon S.A.I.C.                      Argentina                  100%
                    Seagram de Argentina, S.A.I.C.                          Argentina                  100%
                    Seagram Belgium N.V.                                    Belgium                    100%
                    Seagram Nordic AB                                       Sweden                     100%
                    Seagram International Holdings Limited                  United Kingdom             100%
                       Seagram European Customer Service Center
                         Limited                                            United Kingdom             100%
                       The Seagram Finance Company Limited                  United Kingdom             100%
                    G.H. Mumm & Cie                                         France                      99%
                       Seagram France Distribution                          France                     100%
                       Champagne Perrier-Jouet S.A.                         France                      99%
                       Martell S.A.                                         France                      99%
                           Martell & Co.                                    France                      99%
                    Seagram South Africa (Pty) Ltd.                         South Africa               100%
                    Seagram Holding-und Handelsgesellschaft mbh             Germany                    100%
                       Seagram Deutschland GmbH                             Germany                    100%
                           Burgeff & Co. Sektkellereien GmbH                Germany                    100%
                           Matheus Muller Sektkellereien GmbH               Germany                    100%
                    Lupak S.A.                                              Greece                     100%
                       Seagram Apka S.A.                                    Greece                     100%
                    Seagram India Private Limited                           India                      100%
                       Seagram Manufacturing Private Limited                India                      100%
                    Seagram Italia S.p.A.                                   Italy                      100%
                    Seagram Netherlands Antilles N.V.                       Netherlands                100%
                       Martell Far East Trading Limited                     Hong Kong                  100%
                           Tianjin Seagram Limited                          PRC                         70%
                       Myers Rum Company Limited                            Bahamas                    100%
                       Associated Liquor Distributors (S) Pte. Ltd.         Singapore                  100%

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THE SEAGRAM COMPANY LTD.
SUBSIDIARIES LIST (continued)

                                                                                                 Approximate
                                                                                                 Percentage
                                                                        Organized                Directly or
                                                                          Under                  Indirectly
                                                                         Laws of                   Owned
                                                                         -------                   -----
                Seagram Australia Holdings Pty. Limited                 Australia                  100%
                   Seagram Australia Pty. Limited                       Australia                  100%
                   Seagram Wine Estates Pty. Limited                    Australia                  100%
                      Vintners Imports Pty. Limited                     Australia                   50%
                C.A. Seagram de Venezuela                               Venezuela                  100%
                   Licorerias Unidas, S.A.                              Venezuela                  100%
                      C.A. Circulo de Conocedores Seagram               Venezuela                  100%
                Seagram (China) Ltd.                                    Canada                     100%
                   Shanghai Seagram Limited                             PRC                         60%
                J.D.C., S.A. de C.V.                                    Mexico                      75%
                Seagram (New Zealand) Limited                           New Zealand                100%
                Canadian Distillers Ltd.                                Canada                     100%
                Doosan-Seagram Co., Ltd..                               Korea                     77.8%

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